WITH TARGETED PROTEIN DEGRADATION June 28, 2021 INVENTING NEW MEDICINES KT-474 Phase 1 Clinical Trial Update Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. These statements include information about our current and future prospects and our operations and financial results, which are based on currently available information. All statements other than statements of historical facts contained in this presentation, including express or implied statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘aim,’’ ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘objective,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘positioned,’’ ‘‘potential,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements include statements about the initiation, timing, progress and results of our future clinical trials and current and future preclinical studies of our product candidates and of our research and development programs; our plans to develop and commercialize our current product candidates and any future product candidates and the implementation of our business model and strategic plans for our business, current product candidates and any future product candidates. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. As a result of these risks and others, including those set forth in our most recent and future filings with the Securities and Exchange Commission, actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. Certain information contained in this presentation and statements made orally during this presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party studies, publications, surveys and other data to be reliable as of the date of the presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources has evaluated the reasonableness or accuracy of the Company’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.

Kymera: A Leading TPD Company VISION KEY PARTNERSHIPS INITIAL FOCUS FIRST-IN-CLASS Fully integrated, disease agnostic protein degrader medicine company Immune inflammation (I/I) and oncology CLINICAL PIPELINE PROOF-OF-BIOLOGY WELL-POSITIONED First to show placebo-controlled degrader proof-of-mechanism 2 additional INDs and clinical initiations expected by end of 2021 To be established in humans in 2021 $435M cash balance at Q1 2021

Kymera's Pipeline of Novel Protein Degraders

Pathway	Program	Indication(s)	Discovery / Preclinical / Phase 1 / Phases 2/3	Next Milestone	Rights[1]
IL-1R/TLR	IRAK4	Atopic Dermatitis, Hidradenitis Suppurativa, Rheumatoid Arthritis, others	KT-474[2]	POB: 4Q21	KYMERA, SANOFI
			Next Gen.[2]		
	IRAKIMiD (IRAK4, Ikaros, Aiolos)	MYD88^{MT} DLBCL	KT-413	Ph1: 2H21	KYMERA
JAK/STAT	STAT3	Liquid & Solid Tumors	KT-333	Ph1: 4Q21	KYMERA
	STAT3	Autoimmune & Fibrotic Diseases			KYMERA
Discovery Pipeline	Several Discovery Programs		Multiple programs in immune-inflammatory and genetically-defined oncology indications		KYMERA
	1 Undisclosed Program		Research and development of degraders against a second undisclosed target with Sanofi		K, SANOFI
	6 Undisclosed Programs		6 targets in 5 disease areas outside of immunology-inflammation and oncology		K, VERTEX

● = Oncology ● = Immunology-Inflammation

1. Option to participate equally in the development and commercialization of Sanofi-partnered programs in the US.
2. Sanofi collaboration to develop IRAK4 degrader candidates, including KT-474 (SAR444656), outside of oncology and immuno-oncology fields.

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©2021 KYMERA THERAPEUTICS, INC.
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Near-Term Milestones Provide Significant Opportunity

Program	Compound	Indication(s)	Expected Upcoming Milestones
IRAK4	KT-474	AD, HS, RA, others	✓ Initiated SAD portion of Phase 1 trial in healthy volunteers (Feb 2021) ✓ Established degrader proof-of-mechanism in healthy volunteer SAD portion of Phase 1 trial (June 2021) • Initiate enrollment in MAD portion of Phase 1 trial (July 2021) • Present data from atopic dermatitis cohort in non-interventional study (2H21) • Establish Phase 1 proof-of-biology in healthy volunteers (4Q21) and in patient cohort (1H22)
IRAKIMiD (IRAK4, Ikaros, Aiolos)	KT-413	MYD88MT DLBCL	✓ Presentation of preclinical data updates at AACR, ICML meetings (2Q21) • Submit IND to initiate Phase 1 clinical trial in r/r B cell lymphomas (2H21) • Present additional KT-413 preclinical data and potential expansion strategies (2H21) • Establish Phase 1 proof-of-biology in patients (2022) • Establish Phase 1 initial clinical proof-of-concept in patients (2022)
STAT3	KT-333	Liquid & Solid Tumors	✓ Nominated development candidate for liquid & solid tumor indications (1Q21) • Present additional preclinical data in liquid & solid tumor indications (2H21) • Submit IND to initiate Phase 1 clinical trial in liquid and solid tumors (4Q21) • Establish Phase 1 proof-of-biology in patients (2022) • Establish Phase 1 initial clinical proof-of-concept in patients (2022)
Discovery Programs & Platform			• Continue pipeline expansion by advancing early-stage discovery programs toward IND-enabling studies • Further expand Pegasus platform to generate novel degrader product candidates • Leverage Whole-Body Atlas to unlock new opportunities across broad therapeutic applications

● = Oncology ● = Immunology-Inflammation

KYMERA
©2021 KYMERA THERAPEUTICS, INC.
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IRAK4 Degrader KT-474

IRAK4 Targeting: Clinical Validation, Human Genetics De-risking and Degrader Advantage



Unmet Medical Need

Validated Biology

Undrugged Node

Precision Medicine Approach

IL-1R/TLR Pathway



IL-1α
IL-1β
IL-18
IL-33
IL-36
TLRs (TLR 4,7,8,9)
IL-1R
MyD88
IRAK4
IRAK1
IRAK2
TRAF6
IRAK3
IKKs
NFκB
Inhibitor
IRAK4
1. Kinase role
2. Scaffolding role
JNK/p38
NFκB
Degrader

Clinical Pathway Validation

IL1-Rα/IL-1β : Rheumatologic Diseases
IL-1α: Atopic Dermatitis
IL-1β: CANTOS Data, Atherosclerosis, Lung Cancer
IL-18: Macrophage Activation Syndrome
IL-36: Generalized Pustular Psoriasis
IRAK4 SMI: Rheumatoid Arthritis

- IRAK4 is a key component of the myddosome protein complex involved in innate immunity that mediates signals through IL-1R and TLRs
- Several commercial and clinical stage drugs have validated this pathway in multiple diseases
- Degrading IRAK4, and fully blocking IL-1R/TLR signaling, is expected to be superior to antibody-based therapies that block only single cytokines, with convenience of a daily oral therapy
- IRAK4 degradation can block pathway fully vs kinase inhibitors that partially block signaling
- Human genetics de-risk safety: adults that lack IRAK4 are healthy

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©2021 KYMERA THERAPEUTICS, INC.
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KT-474 Opportunity

Immune-inflammatory disorders collectively impacting millions of patients in the U.S.

	Total Prevalence (U.S.)	
Atopic Dermatitis (AD)	>16.0M[1]	• Chronic, pruritic **inflammatory skin disease** • Large unmet need for safe and effective oral agents for patients with AD
Rheumatoid Arthritis (RA)	>1.3M[2]	• Chronic, systemic **autoimmune disease** that can cause irreversible joint damage • Multiple therapies targeting the **IL-1R/TLR pathway** are approved
Hidradenitis Suppurativa (HS)	>325K[3]	• Chronic and debilitating inflammatory skin disease • **~25%** of patients with moderate-to-severe disease[4] • Adalimumab is approved, which provides some benefit to **~50% of patients** with moderate-to-severe disease[5]
Additional Opportunities	→	• Immune-inflammatory diseases impacted by **IL-1R/TLR pathway**

KYMERA
©2021 KYMERA THERAPEUTICS, INC.

1. Chiesa Fuxench et al. J Invest Dermatol. 2019 Mar;139(3):583-590.
2. Hunter et al. Rheumatol Int . 2017 Sep;37(9):1551-1557.
3. Garg et al. JAMA Dermatol. 2017;153(8):760-764.
4. Calao et al. PLoS One. 2018; 13(7): e0200683.
5. Kyriakou et al. Dermatol Reports. 2018 Oct 1; 10(2): 7859.

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KT-474: Potent and Specific IRAK4 Degradation Superior to Kinase Inhibition KT-474 DC50 = 2.1 nM in human immune cells KT-474 only degraded IRAK4 in human immune cells at concentration 10-fold above the DC90 KT-474 better able to inhibit IL-6 under both LPS and LPS + IL-1B than clinically active IRAK4 SM kinase inhibitor PF-06550833 Degradation and Selectivity Superiority over SM kinase Inhibitor LPS + IL-1B à IL-6 Log[Compound] (nM) pval=0.05 Protein Level Fold Change (log2) Pvalue (–log 10) 10xDC90 24hr 0 0.5 1 1.5 2 2.5 3 -2 -1 0 0.5 -0.5 1 2 -1.5 1.5 IRAK4 Legend Compound IL-6 IC50 (nM) IRAK4 Degrader 0.8 Negative control 450 IRAK4 SMI (PF-06550833) N/A

85% IRAK4 Degradation Sufficient for Maximal In Vivo Efficacy in Preclinical Models Ability to inhibit topical skin thickening induced by imiquimod was measured in a mouse model of psoriasis Orally dosed KT-474 inhibited thickening, a reflection of local and systemic inflammation, comparable to a topic corticosteroid after 2 or 4 days of dosing Full efficacy at doses achieving at 65-80% IRAK4 reduction in skin and spleen. In other models KT-474 has demonstrated full efficacy with 85% degradation Skin Spleen

KT-474 in Dog: Multi-dosing Required to Achieve Target Degradation

- Orally-administered KT-474 achieves >85% knockdown of IRAK4 at Day 7 with repeat dosing in MAD study
- Multiple doses (MAD) lead to optimal degradation profile vs SAD upon reaching steady-state
- Consistency of IRAK4 knockdown observed across peripheral blood mononuclear cells (PBMC) and skin tissue

Dog Single Ascending Dose (SAD)
IRAK4 Knockdown at Day 1



100
90
80
70
60
50
40
30
20
10
0
% IRAK4 Remaining
PBMC
Skin
85% Reduction
0.3
1.0
3.0
10.0
Dose (mg/kg)

Dog Multiple Ascending Dose (MAD)
IRAK4 Knockdown at Day 7



100
90
80
70
60
50
40
30
20
10
0
% IRAK4 Remaining
PBMC
Skin
85% Reduction
*
*
0.3
1.0
3.0
10.0
Dose (mg/kg)

* = Below Limit of Quantitation

KYMERA
©2021 KYMERA THERAPEUTICS, INC.
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KT-474 Interim Phase 1 SAD Results

KT-474 Phase 1 Trial Design

Double-blind, Placebo-controlled, Single Ascending Dose (SAD) and Multiple Ascending Dose (MAD) trial

Three-part Phase 1 Design

1 SAD Portion – Healthy Volunteers	2 MAD Portion – Healthy Volunteers	3 MAD Portion – Patient Cohort
• **7** cohorts (up to 56 adult healthy subjects)	• **5** cohorts (up to 60 adult healthy subjects)	• **1** cohort (up to 20 AD and HS patients)
• **8** per cohort (6:2 randomization)	• **12** per cohort (9:3 randomization)	• Open-label
• **Single** dosing (starting dose 25 mg)	• **14x** daily doses (starting dose 25 mg)	• **14x** daily doses

Endpoints

Primary

- Safety & tolerability

Secondary/ Exploratory

SAD & MAD

- Pharmacokinetic measures (half-life, bioavailability)
- IRAK4 knockdown in PBMC

Exploratory

MAD only

- IRAK4 knockdown in skin biopsies
- Proinflammatory cytokine and chemokine levels in skin biopsies
- C-reactive protein and cytokine levels in plasma
- *Ex vivo* response of whole blood to TLR agonists and IL-1β

KYMERA
©2021 KYMERA THERAPEUTICS, INC.
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KT-474 Phase 1 Trial Goals

Establishing proof-of-mechanism and proof-of-biology

De-risking Milestones

1
SAD Portion
Healthy Volunteers

Oral Bioavailability and Proof-of-Mechanism

- Efficacious plasma exposures that are safe and well-tolerated
- Proof-of-mechanism with IRAK4 knockdown following single KT-474 dose
- Predictable PK/PD supporting oral daily dosing regimen

2
MAD Portion
Healthy Volunteers

Optimal IRAK4 Reduction and Proof-of-Biology

- ≥85% IRAK4 knockdown in skin and blood with daily dosing x 14 days that is safe and well-tolerated
- Proof-of-biology with systemic anti-inflammatory effect: reduction in plasma hsCRP and inhibition of whole blood *ex vivo* response to TLR agonists and IL-1β
- Establishment of maximum effective dose

3
MAD Portion
Patient Cohort

Establish Proof-of-Biology in Patients

- ≥85% IRAK4 degradation in diseased skin and blood
- Anti-inflammatory effect in diseased skin and reduction of plasma cytokines and hsCRP
- Confirmation of dose for subsequent Phase 2 studies

KYMERA
©2021 KYMERA THERAPEUTICS, INC.
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KT-474 Interim Phase 1 Healthy Volunteer SAD Overview Interim Results (Cohorts 1-4) Dosing Pharmacokinetic (PK) Features Safety & Tolerability 32 subjects randomized 24 subjects administered KT-474 8 subjects administered placebo Single dose administration of oral KT-474 tablet Dose levels (mg): 25 75 150 300 PK profile consistent with oral daily dosing Predictable, dose-dependent plasma exposures after single oral dose of KT-474 Half-life: 25-32 hours No treatment-related adverse events No Serious Adverse Events

KT-474 Achieved Profound IRAK4 Degradation after Single Oral Dose that Lasted for at Least 6 Days



Absolute IRAK4 Levels
Absolute IRAK4 Levels Mean (SE) (fmol/µg peptide)
1.5
1.0
0.5
0.0
BLQ
0
8
24
48
72
144
312
Time (h)
Mean % Reduction of IRAK4
Percent IRAK4 Change from Baseline Mean (SE)
20
0
−20
−40
−60
−80
−100
Placebo
25 mg SD
75 mg SD
150 mg SD
300 mg SD

BLQ = Below Limit of Quantitation

* SAD4 144/312 h PD timepoints pending

- Measured by mass spectrometry in circulating PBMC
- IRAK4 levels nadired at 48-72 hours
- IRAK4 reduction lasted for at least 144h (6 days post-dose) in all dose groups

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©2021 KYMERA THERAPEUTICS, INC.
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Percent IRAK4 Reduction in PBMC at 48 Hours Post-Dose using Mass Spectrometry   Placebo (n=8) Cohort 1 (n=6) Cohort 2 (n=6) Cohort 3 (n=6) Cohort 4 (n=6) KT-474 dose - 25 mg 75 mg 150 mg 300 mg Mean IRAK4 Change +3% -38% -71% -78% -84% Median IRAK4 Change +16% -41% -71% -78% -90% p value* 0.0057 <0.0001 <0.0001 <0.0001 * p-values relative to placebo IRAK4 Degradation >85% Achieved Following Single KT-474 Dose

Interim Results from Phase 1 Healthy Volunteer SAD Summary and Next Steps KT-474 interim Phase 1 results demonstrate degrader proof-of-mechanism, first time for TPD in a placebo-controlled study Median IRAK4 reduction of 90% (p<0.0001 vs placebo) and maximum reduction of 94% at 48 hours following single dose of 300 mg, with sustained degradation that lasted for at least 6 days at all dose levels Based on potency, PK and PD profiles with deep and sustained multiday degradation, expect to achieve biologically relevant (85%) level of degradation with repeat dosing at lower doses; selected MAD starting dose of 25 mg Demonstrated predictable, dose-dependent and biologically active plasma exposures, and half-life that supports oral daily dosing No treatment-related adverse events or serious adverse events observed to date Demonstrating Phase 1 target degradation of >85% de-risks KT-474 ability to reach clinically relevant biological effects in future development as a potential best-in-class anti-inflammatory oral drug FDA lifted partial clinical hold following review of interim healthy volunteer SAD results Dose escalation in SAD portion of Phase 1 to continue, including assessment of food-effect In July, plan to initiate MAD portion of Phase 1 in healthy volunteers assessing daily dosing of KT-474 for 14 days Expect to present updated results from healthy volunteer SAD/MAD portions in Q4’21 Data to include IRAK4 degradation in skin and PBMC and effects on inflammatory biomarkers after repeat dosing Optimal dose from MAD healthy volunteer portion to be evaluated in an open label cohort of patients with atopic dermatitis and hidradenitis suppurativa

KT-474 Development Plan



2020
2021
2022
2023
Non-Interventional Study
Interim Data
Updated Results
Final Results
IND
Phase 1 HV SAD
HV MAD
Patient Cohort
Phase 2 Trials (Sanofi-sponsored)1
Interim Results
HV POB
Patient POB

Non-Interventional

- 40 patients (HS n=30; AD n=10)
- Biomarker endpoints in blood and skin: IRAK4, cytokines, acute phase reactants
- Data updates:
  - Interim: **Oct 2020**
  - Updated HS: **May 2021**
  - Final AD: **2H21**

Phase 1

- SAD dosing initiated **1Q21**
- SAD/MAD studies: healthy volunteers (HV) and AD/HS patients
- Endpoints: primary - **Safety**; secondary - **Proof-of-Biology**
- Data updates:
  - Interim SAD proof-of-mechanism: **June 2021**
  - HV proof-of-biology: **4Q21**
  - Patient proof-of-biology: **1H22**

Phase 2

- Randomized, placebo-controlled trials in patients in potential indications such as AD, HS, RA, others

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©2021 KYMERA THERAPEUTICS, INC.

1. Estimated clinical development timeline.

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